Exhibit 10.19

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF CANADA JETLINES LTD. (THE “COMPANY”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED TO COMPUTERSHARE INVESTOR SERVICES INC.

THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES. IF THE COMPANY IS A “FOREIGN ISSUER” WITHIN THE MEANING OF REGULATION S AT THE TIME OF TRANSFER PURSUANT TO RULE 904 OF REGULATION S, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM COMPUTERSHARE INVESTOR SERVICES INC.. UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE INVESTOR SERVICES INC. AND THE COMPANY AND, IF SO REQUIRED BY COMPUTERSHARE INVESTOR SERVICES INC., AN OPINION OF COUNSEL, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT”;

THIS INCENTIVE STOCK OPTION AGREEMENT (“OPTION”) AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS OPTION MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE OPTION AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT is made effective [•], 2021

BETWEEN:

[• NAME]

[• ADDRESS]

(hereafter referred to as the “Optionee”)

AND:

GLOBAL CROSSING AIRLINES GROUP INC., a company duly existing under the laws of the Province of British Columbia

(hereafter referred to as the “Issuer”)

WHEREAS:

A. The Issuer wishes to grant to the Optionee an option to purchase Voting Shares in the capital of the Issuer;

B. The Optionee is eligible to receive an option by virtue of being, as defined by the TSX Venture Exchange (the “Exchange”), one or more of (i) a Director (which includes a director, senior officer and “Management Company Employee”), (ii) an Employee, or (iii) a Consultant (which includes a “Consultant Company”), of either the Issuer or a subsidiary thereof (any person so being eligible to receive an option being hereafter referred to as an “Eligible Person”);

C. The Optionee acknowledges and agrees that the Option is an incentive mechanism and that the Optionee was not induced to participate in the grant and receipt of the Option (as defined below) by expectation of appointment or continued appointment, employment or continued employment, or engagement or continued engagement to provide services, as the case may be, by the Issuer.

NOW THEREFORE this Agreement witness that in consideration of $1.00 given by each party to the other and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Option Plan Governs. The Optionee acknowledges and agrees that Option (as hereafter defined) is being granted pursuant to the terms of the Issuer’s Stock Option Plan in effect from time to time. In the event of an inconsistency between the terms hereof and the terms of the Issuer’s Stock Option Plan, the terms of the Issuer’s Stock Option Plan shall govern. Capitalized terms used in this Agreement but not defined herein have the meaning given to such terms in the Issuer’s Stock Option Plan.

2.

Option Terms. The Issuer hereby grants to the Optionee an option (the “Option”) to purchase, from time to time, a total of [•] common voting shares or variable voting shares (the “Voting Shares”) in the capital of the Issuer, as constituted on the date hereof, at an exercise price of CAD$[•] per Voting Share, until 5:00 p.m. Vancouver Time (the “Expiry Time”) on [•] (the “Expiry Date”). Holders who are United States citizens will receive common voting shares of the Issuer and holders who are not United States citizens will receive variable voting shares of the Issuer.

3.

Vesting. The options shall vest and accordingly become exercisable by the Optionee in three equal instalments, over a period of 24 months, with one-third of the Option vesting on [• - Date of Grant], one-third of the Option vesting on [• -12 months after Date of Grant] and one third of the Option vesting on [• - 24 months after Date of Grant].

4.

Transferability; Hold Period. The Option is personal to the Optionee and may not be assigned or otherwise transferred in whole or in part except as set out in the Stock Option Plan. The Optionee acknowledges and agrees that the Voting Shares may be subject to a hold period imposed under applicable securities laws or by the Exchange of four months and a day from the effective date of the grant of the Option, and that certificates representing the Voting Shares will bear a legend to this effect if applicable.

5.	Early Termination. The Option shall terminate in accordance with the terms of the Stock Option Plan.

6.	Exercise Procedure. To exercise the Option in whole or in part, the Optionee shall, prior to the Expiry Time on the Expiry Date (and subject to section 5), give to the Issuer:

(a)

a written notice of exercise addressed to the Vice President, Legal & Corporate Secretary of the Issuer, in the form set out in Schedule “A” hereto, specifying the number of Voting Shares with respect to which the Option is being exercised and making the election with respect to the Withholding Obligations;

(b)

a certified cheque or bank draft made payable to the Issuer for the aggregate exercise price for the number of Voting Shares with respect to which the Option is being exercised, and the Withholding Obligations (if applicable);

(c)

documents containing such representations, warranties, agreements and undertakings, including such as to the Optionee’s future dealings in the Voting Shares, as counsel to the Issuer reasonably determines to be necessary or advisable in order to comply with or safeguard against the violation of the laws of any jurisdiction.

7.	Exchange Matters. The Optionee and the Issuer represent and warrant to each other that the Optionee:

(a)	is a director or senior officer of the Issuer;

(b)

is a bona fide Management Company Employee of the Issuer, which is defined as being an individual employed by a person providing management services to the Issuer which are required for the ongoing successful operation of the business enterprise of the Issuer, but excluding a person engaged in Investor Relations Activities; OR

(c)	is a bona fide Employee of the Issuer, which is defined as being:

(i)

an individual who is considered an employee of the Issuer or its subsidiaries under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source); or

(ii)

an individual who works full-time for the Issuer or its subsidiaries providing services normally provided by an employee and who is subject to the same control and direction by the Issuer over the details and methods of work as an employee of the Issuer, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Issuer or its subsidiaries on a continuing and regular basis for a minimum of         hours per week providing services normally provided by an employee and who is subject to the same control and direction by the Issuer over the details and methods of work as an employee of the Issuer, but for whom income tax deductions are not made at source; OR

(d)	is a bona fide Consultant of the Issuer, which is defined as being, in relation to the Issuer, an individual or Consultant Company that:

(i)

is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Issuer or an affiliate thereof, other than services provided in relation to a distribution of securities;

(ii)	provides the services under a written contract between the Issuer or an affiliate thereof and the individual Consultant or Consultant Company;

(iii)	spends or will spend a significant amount of time and attention on the business and affairs of the Issuer or an affiliate thereof; and

(iv)	has a relationship with the Issuer or an affiliate thereof that enables the individual to be knowledgeable about the business and affairs of the Issuer.

8.	Securities Act Matters. The Optionee represents and warrants to the Issuer that the Optionee:

(a)	is a director of the Issuer or a related entity thereof;

(b)	is an executive officer of the Issuer or a related party thereof, which is defined as being, for the Issuer or a related entity thereof, an individual who:

(i)	is a chair, vice-chair or president;

(ii)	is a vice-president in charge of a principal business unit, division or function including sales, finance or production;

(iii)	is an officer of the Issuer or any of its subsidiaries and who performs a policy-making function in respect of the Issuer; or

(iv)	is performing a policy making function in respect of the Issuer; OR

(c)	an employee of the Issuer or a related entity thereof; OR

(d)

a consultant of the Issuer or a related party thereof, which is defined as being, for the Issuer or a related party thereof, a person, other than a director, executive officer or employee of the Issuer or a related entity thereof, that:

(i)	is engaged to provide services to the Issuer or a related entity thereof, other than services provided in relation to a distribution of securities;

(ii)	provides the services under a written contract with the Issuer or a related entity thereof; and

(iii)	spends or will spend a significant amount of time and attention on the business and affairs of the Issuer or a related party thereof,

and includes,

(iv)	for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and

(v)

for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the Issuer; OR

(e)

the Optionee is otherwise qualified (other than pursuant to section 2.24 of NI45-106) or the circumstances are such that the distribution of the Option by the Issuer to the Optionee is exempt from the prospectus and registration requirements of applicable securities laws, and the Optionee further agrees to provide to the Issuer all such certificates, instruments and other documents to evidence such exemption as counsel to the Issuer reasonably determines to be necessary or advisable in order to ensure compliance with or safeguard against the violation of the securities laws of any jurisdiction.

9.

If not an Individual. If the Optionee is not an individual, it is either (i) a Consultant Company or (ii) a company or other form of entity wholly owned by Eligible Persons; and the Optionee hereby agrees to complete and submit to the Issuer for filing with the Exchange a Form 4F: Certification and Undertaking Required from a Company Granted an Incentive Stock Option, and further represents and warrants to the Issuer that the information and certifications in such Form 4F are complete and true and accurate in all respects, and further covenants to the Issuer that it will comply with all covenants, conditions and undertakings is such Form 4F in all respects.

10.

Exchange Approval. The grant of the Option and any amendment hereto shall be subject to the prior approval of the Exchange, including any requirement for shareholder approval. The Optionee acknowledges and agrees that the Option shall not be exercisable, or exercisable on such amended terms, as the case may be, until such approval of the Exchange and, if required, the Issuer’s shareholders, is obtained in accordance with the policies of the Exchange. If such approval of the Exchange and, if required, the Issuer’s shareholders, is not obtained, then the Option and this Agreement, or the amendment hereof, as the case may be, shall be null and void and of no further force or effect as of the date hereof, or the date of amendment, as the case may be.

11.

Capital Adjustments. In the event that there is any change in the Voting Shares of the Issuer through the declaration of stock dividends, stock splits, consolidations, exchanges of shares, or otherwise, the number of Voting Shares subject to Option and the exercise price of the Option shall be adjusted in accordance with the terms of the Stock Option Plan.

12.

Collection and Use of Personal Information. The Optionee expressly acknowledges, consents and agrees to the Issuer collecting, using and releasing personal information regarding the Optionee and this Agreement for the purpose of completing the transactions contemplated by this Agreement, including but not limited to the Optionee’s name, address and principals, the number of options granted to the Optionee, the status of the Optionee as a Director, senior officer, Management Company Employee, Employee, Consultant, Investor Relations Provider or as otherwise represented herein, and any and all other information necessary or incidental to the transactions contemplated herein, including but not limited to that provided in any Form 4F. The purpose of the collection, use and disclosure of the personal information is to ensure that the Issuer and its advisors will be able to grant the Option to the Optionee in compliance with applicable corporate, securities and other laws, and to obtain the information required to be filed with the Exchange and other authorities under applicable Exchange requirements, securities laws and other laws. In addition, the Optionee expressly acknowledges, consents and agrees to the collection, use and disclosure of all such personal information by the Exchange and other authorities in accordance with their requirements, including the provision of all such personal information to their agents and third party service providers, from time to time. The contact information for the officer of the Issuer who can answer questions about this collection of information by the Issuer is as follows:

Ryan Goepel

Chief Financial Officer of Global Crossing Airlines Group Inc.

Building 5A • 4200 NW 36th Street • MIA Int’l Airport, Miami, FL 33166 USA

Tel: 305-869-4780

13.	General.

(a)

The Optionee agrees to comply with the provisions of applicable Exchange requirements and securities laws in connection with the exercise, holding and disposition of any Voting Shares or other property or securities acquired pursuant to the exercise of the Option.

(b)

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. The parties shall execute and deliver any and all such instruments and other documents and perform any and all such acts and other things as may be necessary or desirable to carry out the intent of this Agreement.

(c)

No modification of this Agreement or waiver of any provision hereof shall be valid unless made in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall operate as a waiver of any other provision hereof or operate as a continuing waiver unless such is expressly provided for in writing.

(d)	This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon their successors or assigns.

(e)

This Agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable therein, and for the purposes of all legal proceedings, the parties hereby irrevocably agree that the courts of British Columbia shall have exclusive jurisdiction.

(f)

Words importing the singular number shall include the plural and vice versa. Words importing individuals shall include corporations, partnerships, proprietorships, trusts and other forms of legal entities and vice versa. Words importing gender shall include the other gender; words importing gender shall include the neuter and vice versa. Words importing a particular form of legal entity includes all other forms of legal entities interchangeably.

(g)

This Agreement may be executed and delivered in two or more counterparts and by facsimile. Each such counterpart and facsimile shall be deemed to form one and the same and an originally executed instrument, bearing the date set forth on the face page hereof notwithstanding the date of execution or delivery.

IN WITNESS WHEREOF the parties hereto have executed this Agreement effective as of the date first above written.

GLOBAL CROSSING AIRLINES GROUP INC.

Per:
Authorized Signatory

WITNESSED BY:	) )
)
Name	)
)
Address	)	[• – OPTIONEE]
) )
Occupation	) )

Schedule “A”

NOTICE OF ELECTION TO EXERCISE OPTION

Date:

Global Crossing Airlines Group Inc.

Building 5A

4200 NW 36th Street

MIA Int’l Airport

Miami, FL 33166 USA

Attention: Chief Financial Officer

Dear Sirs:

Pursuant to the provisions of the Option Agreement dated _______________________, pursuant to which I was granted an option to purchase Voting Shares in the capital of Global Crossing Airlines Group Inc. (the “Corporation”), I elect to exercise my option to purchase _________________________________of the ______________________________________Votting Shares covered by such Notice at the Exercise Price specified therein. Attached is the full payment of such price in the amount of US _______________________________________ dollars.

(US $ ________________________).

Please register the shares as follows:

Name in full and Address

I hereby:

☐ (a) direct the Corporation on my behalf to sell all Voting Shares issued upon exercise of these options and to deduct from the net proceeds therefrom the aggregate Exercise Price and the amount of the estimated Withholding Obligation (as defined in the Plan) and to remit the balance to me, all in accordance with Section 2.16 of the Plan; or

☐ (b) direct the Corporation on my behalf to sell sufficient Voting Shares issued upon exercise of these options to satisfy the aggregate Exercise Price and the amount of the estimated Withholding Obligation and to remit to me any net proceeds therefrom in excess of the aggregate Exercise Price and estimated Withholding Obligation together with the balance of the Voting Shares issued upon exercise of these options; or

☐ (c) enclose a certified cheque payable to Global Crossing Airlines Group Inc. for the aggregate Exercise Price plus the amount of the estimated Withholding Obligation.

[Signature Page Follows]

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Yours truly,

Signature

Name (please print)

Address

Social Insurance No. (SIN/SSN):

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